EXHIBIT 10.4
TERMINATION ADDENDUM
EXCESS OF LOSS RETROCESSION AGREEMENT
BY AND BETWEEN
PLATINUM RE (UK) LIMITED
(RETROCEDANT)
and
PLATINUM UNDERWRITERS REINSURANCE, INC.
(RETROCESSIONAIRE)
IT IS HEREBY MUTUALLY AGREED that effective March 31, 2006, the Excess of Loss Retrocession Agreement dated as of January 1, 2006, by and between Platinum Underwriters Reinsurance, Inc., a Maryland domiciled insurance company (the “Retrocessionaire”), and Platinum Re (UK) Limited (the “Retrocedant”), is terminated pursuant to this Termination Addendum ( the “Addendum”).
The Retrocessionaire shall return all premium paid to date, less $250,000, as consideration for the early termination of its exposure.
IN WITNESS WHEREOF, the parties have caused this Addendum to be executed in duplicate by their respective officers duly authorized so to do, on the date set forth below.

Platinum Re (UK) Limited

By:	/s/ Michael Coldman

Name: Michael Coldman
Title: CEO & Managing Director
Date: June 15, 2006

Platinum Underwriters Reinsurance, Inc.

By:	/s/ H. Elizabeth Mitchell

Name: H. Elizabeth Mitchell
Title: President
Date: June 13, 2006